Connecting Strong Brands with Smart Logistics

NAVARRE®

Corporate Presentation

Aug 2013

NASDAQ: **NAVR**

Safe Harbor

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the company's forward-looking statements. The company's forward-looking statements are also subject to risks and uncertainties which can affect its performance in both the near-and long-term. The company identifies the principal risks and uncertainties that affect its performance in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

Who We Are…

NAVARRE
NASDAQ: NAVR

- A vertically integrated multi-channel platform of e-commerce services & distribution solutions for retailers & manufacturers
- **What makes us unique?** We handle it *all*, from website development & hosting, to warehousing, e-commerce & retail fulfillment, customer service, marketing, support & logistics
- **Industries served** include:
  - Apparel
  - Communications
  - Consumer products
  - Consumer electronics & accessories
  - Software


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Navarre's Full-Service Platform:
From Sales to Delivery & Everything In Between

NAVARRE
NASDAQ: NAVR

Navarre offers a full-scale, one-stop-shop for its partners, regardless of how they go-to-market — be it traditional distribution, direct or e-commerce.

E-Commerce Services
- Oracle/ATG platform (ORACLE ATG WEB COMMERCE)
- Storefront & hosting development
- Fulfillment
- Proprietary cross-channel order management
- Reporting & analysis

Value Added Services
- Packaging design & services
- Marketing & creative
- 24/7 customer support



MasterCard
AMEX
HOT ITEM
NAVARRE
Full-Service Platform

Logistics (3PL)
- Order processing
- Return disposition
- Brand & inventory control
- Importing, scheduling & transit
- Streamlined customs process

Distribution & Sales
- We bring our partners into the world's largest & most sophisticated retailers
- Maximize retail channel access

Major Brands Rely On Us To Reach & Serve Their Customers

NAVARRE
NASDAQ: NAVR

Justice

avenue
WOMEN'S FASHION SIZE 14 & UP

YANKEE CANDLE company

EXCHANGE
ARMY & AIR FORCE EXCHANGE SERVICE

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amazon.com

LONDON DRUGS

COSTCO WHOLESALE

BJ's WHOLESALE CLUB

BEST BUY

TARGET

STAPLES
that was easy.

Fry's ELECTRONICS

RadioShack.

Sam's CLUB

Indigo
Enrich your life

Walmart
Save money. Live better.

Office DEPOT

TigerDirect.com

OfficeMax
WORK WITH US

GameStop

Competitive Landscape

NAVARRE
NASDAQ: NAVR

NAVARRE

Retail Distribution

- brightstar
- spa, inc.
- CoKeM International Ltd.
- D&H
- Superior Communications
- Ingram Micro
- Tech Data
- Petra "Your Accessory Source"

Fulfillment/Logistics

- fiftyone
- FulTeK
- Fifth Gear
- Genco ATC
- ebay
- Ingram Micro
- Innotrac
- ups
- Penske
- QuietLogistics
- Intershop The E-Commerce Company
- Kuehne+Nagel

E-Commerce Platforms

- ModusLink The Power of Global Precision
- Magento Open Source eCommerce
- demandware
- marketlive
- venda
- hybris
- micros
- IBM WebSphere.
- FRY

Strategic Plan: FY 2014

NAVARRE
NASDAQ: NAVR

Objective	FY-14 Targets[1]
1) Integrate Navarre & SpeedFC operating costs	Facility & personnel changes completed by Q2 FY-14, equating to expected savings of $300-$400K/month
2) Build for future growth	▪ Build-out Columbus facility and install sortation equipment (completion scheduled for October) ▪ Expansion of Canadian distribution center ▪ Expansion of Mexico facility for programmers & clerical
3) Maximize organic growth in key segments & markets	▪ E-commerce & fulfillment ▪ Consumer electronics & accessories ▪ Canada
4) Diversify revenue streams	Net sales from software products were 77% of revenues in FY-11 (anticipated to be <50% in FY-14)
5) Prudent management of cash with continued focus on cost reductions	Fund additional growth opportunities & potential synergistic e-commerce acquisitions

FY-14 Outlook[2]:
Net sales of $535M-$565M (up 10-16%)
Adjusted EBITDA of $19M-$21M (up 69-87%)

1) Fiscal year ends Mar 31.
2) Guidance reaffirmed and effective only on Aug 7, 2013.

We Address the Trends in a Large & Growing Retail Market

NAVARRE
NASDAQ: NAVR

- U.S. retail e-commerce spending topped **$59.5B** in Q4 2012, **up 16%** vs. year ago[1]
  - **14th** consecutive quarter of y/y growth
  - **13th** consecutive quarter of double-digit growth
- The top-performing online product categories[2]:
  - Consumer Electronics
  - Computer Software
  - Digital Content & Subscriptions
  - Apparel & Accessories
- Each category grew at least 16% vs. year ago
- Total U.S. retail sales topped **$1.1T** in Q4 2012, **up 4%** vs. year ago[1]

Online Consumer Spending Projected to Increase 62% by 2016[3]



$202B
$226B
$252B
$278B
$304B
$327B
2011
2012E
2013E
2014E
2015E
2016E

1) U.S. Census Bureau News, Quarterly E-Commerce Sales, Feb 2013.
2) comScore, Nov 2012.
3) Internet Retailer.com, Aug 2012.

E-Commerce & Fulfillment Services

NAVARRE
NASDAQ: NAVR

- SpeedFC provides us with the ability to develop & operate proprietary e-commerce websites on behalf of our partners
- Our e-commerce services:
  - Creation & integration of SaaS e-commerce platforms
  - Tier 4 web hosting
  - Cross-channel order management & reporting
  - High-performance fulfillment
  - 24/7 consumer customer care
- Our expertise allows partners to focus on their core competencies & benefit from our material handling efficiencies
- TTM Q1 FY-14 revenue up significantly to $72.2M[1]
- Gross margin is ~2x our distribution business


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1) Navarre closed the acquisition of SpeedFC in Q3 FY-13.

E-Commerce & Fulfillment Services - cont'd

NAVARRE
NASDAQ: NAVR

- 3PL services offered:
  - Overseas logistics coordination
  - Import/export customs management
  - Inventory storage & tracking
  - Reverse logistics, QA & returns disposition
  - 24/7 customer service
- Benefits to our clients:
  - On-time delivery of product for initial set-up
  - Inventory availability for timely replenishment
  - Packaging & service level compliance
  - Efficient returns processing


SPEED FC
Dashboard

Sample 3PL Clients

yurbuds
gear4
WARBY PARKER eyewear
Justice
YANKEE CANDLE company

Distribution: Consumer Electronics & Accessories (CE&A)

NAVARRE
NASDAQ: NAVR

- High growth segment – TTM Q1 FY-14 revenue **up 19%** to $103.2M
- Recent customer additions:

at&t, URBAN OUTFITTERS, Bass Pro Shops, NORDSTROM, Brookstone, RadioShack, Walgreens, AMERICAN EAGLE OUTFITTERS, BED BATH & BEYOND



Y/Y Revenue Growth[1]
$20.8M
$21.4M
$14.8M
$15.7M
$32.6M
$47.4M
$18.1M
$18.8M
2013 2014
Fiscal Q1
2012 2013
Fiscal Q2
2012 2013
Fiscal Q3
2012 2013
Fiscal Q4

- 200+ new vendor partners during the past 24 months, including:

COLE HAAN, PHILIPS, venom, Ferrari, Jabra, Pebble, LIFEPROOF LET'S GO!, OtterBox, fitbit, Withings, Square, VISTAQUEST a clearer vision

1) Fiscal year ends Mar 31.

Distribution: Canada

NAVARRE
NASDAQ: NAVR

- High growth segment – TTM Q1 FY-14 revenue **up 42%** to $83.9M
- Opened distribution facility in May 2010
  - Toronto expansion – summer 2013
- FY-14 retail initiatives
  - Indigo – Rosetta Stone language software; expanding into lifestyle-related accessories
  - Focus on e-commerce services
- Sample customers:


Y/Y Revenue Growth[1]
$12.1M
$14.5M
$10.6M
$16.7M
$25.6M
$33.6M
$11.0M
$19.2M
2013
2014
Fiscal Q1
2012
2013
Fiscal Q2
2012
2013
Fiscal Q3
2012
2013
Fiscal Q4

Retailer new to Canada, began shipping Dec 2012

Best Buy, Walmart, Future Shop, London Drugs, Staples, Indigo (Enrich your life), Target, Apple

1) Fiscal year ends Mar 31.

Distribution: Software

NAVARRE
NASDAQ: NAVR

- We are the largest distributor of consumer software in the U.S. & Canada
- Successfully declined revenue less than ½ of the overall market
- Drivers of our outperformance include:
  - Strong market share gains in Canada
  - Implementation of PC attach programs
  - Partnership with vendors & retailers to develop aggressive promotional plans
  - Focus on utility/security space (slower decline)
- Navarre delivers goods any way the customer wants it



ENCORE®

We also publish casual gaming, personal productivity, architecture and education software under our **Encore®**, **Viva Media®** and **Punch®** brands

Navarre's Seasoned Leadership Team

NAVARRE
NASDAQ: NAVR

Richard Willis
CEO

- Appointed CEO in Sep 2011
- Member of Board of Directors
- CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports

Terry Tuttle
CFO

- Appointed CFO in Jun 2013
- Ten-year partner of accounting firm Weston & Tuttle
- Former COO of Troll Communications
- CFO experience: Bell Sports, McMullen Argus Publishing

Jeff Zisk
Pres. of SpeedFC

- Founded SpeedFC in 2000
- +25 years experience in fulfillment, distribution & retail industries
- CEO experience: Entertainment Foods, Inc. & AMWC, Inc.

Ward Thomas
Pres. of Distribution

- President of Business Services since Aug 2010
- President of Encore since Oct 2011
- Executive sales & management experience at Trend Micro and FUNimation Entertainment

Ryan Urness
General Counsel

- Joined Navarre in Jan 2003
- Oversees investor relations & human resources
- Former head of intellectual property practice at Winthrop & Weinstine, P.A.

Don Sopko
VP of Operations

- Joined Navarre in Feb 2013
- 20 years of senior logistics and operations management experience
- 17 years of senior leadership experience at Baker & Taylor, world's largest book distributor

Key Financials

Selected Financial Performance from Ongoing Business

NAVARRE
NASDAQ: NAVR

	12-Months Ended		
	Jun 2012	Jun 2013	*Change*
Net Sales[1]	**$432.0M**	**$486.4M**	***13%***
Distribution[1]	$422.0M	$414.2M	*(2%)*
E-Commerce & Fulfillment Services	**$11.0M**	**$72.2M**	*556%*
Operating Expenses	**$62.3M**	**$52.5M**	***(16%)***
Adjusted EBITDA[2]	**$7.8M**	**$13.2M**	***69%***

1) Excludes net sales of home video and video game distribution.
2) Please see appendix for use of non-GAAP information.

Fiscal 2014 Outlook[1]

NAVARRE
NASDAQ: NAVR

- **Net Sales**
  - **FY-14:** $535M - $565M
  - 10-16% growth vs. FY-13
- **Adjusted EBITDA[3]**
  - **FY-14:** $19M - $21M
  - (69-87% growth vs. FY-13)



Net Sales & Adj. EBITDA³
($ Millions)
Net Sales
Adj. EBITDA
$477.6
$535-$565
$11.3
$19 - $21
FY-13²
FY-14E

1) Guidance reaffirmed and effective only on Aug 7, 2013. Fiscal year ends Mar 31.
2) Excludes net sales of home video and video game distribution.
3) Please see appendix for use of non-GAAP information.

Navarre Key Takeaways

NAVARRE
NASDAQ: NAVR

- We provide a single-source solution in a large & growing e-commerce market
- We've shifted our scalable platform to higher value services – TTM Q1 FY-14 e-commerce & fulfillment sales up significantly to $72.2M
- SpeedFC growing rapidly (+43% sales CAGR 2009-2012), delivering on synergies & additional growth opportunities
- Strong organic growth in key markets
- Cost saving initiatives are helping to fund growth initiatives – TTM Q1 FY-14 operating expenses down 16% (including SpeedFC expenses)

Annual Net Sales & Adj. EBITDA[1]
($ Millions)



Net Sales
Adj. EBITDA
$432.4
$7.7
$477.6
$11.3
$535 - $565
$19 - $21
FY-12[2]
FY-13[2]
FY-14E[3]

1) Fiscal year ends Mar 31. Represents adjusted EBITDA. Please see appendix for use of non-GAAP information.
2) Excludes net sales of home video and video game distribution.
3) Guidance reaffirmed and effective only on Aug 7, 2013.

APPENDIX

Use of Non-GAAP Information

The company provides non-GAAP adjusted information and references to "adjusted" information are references to non-GAAP measures. The company provides adjusted non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company's management evaluates and makes decisions primarily based upon these adjusted non-GAAP financial metrics. For each such adjusted non-GAAP financial measure, the adjustment provides the company's management with information about the company's underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of adjusted non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this adjusted non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company's core operating performance in the same way that its management does. Reconciliations between historical adjusted non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled "Appendix."

Business Segment Information & Net Sales by Geographic Region & Sales Channel

NAVARRE
NASDAQ: NAVR

(In thousands)
(Unaudited)

	Three Months Ended June 30,			
	2013	%	2012	%
Net sales:				
Distribution				
Software	$ 53,909	55.2%	$ 63,188	69.2%
Consumer electronics and accessories	21,406	21.9%	20,847	22.8%
Video games	401	0.4%	2,739	3.0%
	75,716	77.5%	86,774	95.1%
E-commerce and fulfillment services	22,016	22.5%	4,498	4.9%
Net sales as reported	$ 97,732		$ 91,272	
Operating income (loss)				
Distribution	$ (5,481)		$ (584)	
E-commerce and fulfillment services	2,022		90	
Consolidated operating income (loss)	$ (3,459)		$ (494)	
Net Sales by Geographic Region				
United States	$ 83,264		$ 79,125	
International	14,468		12,147	
Net Sales as reported	$ 97,732		$ 91,272	
Net Sales by Sales Channel				
Retail	$ 64,880		$ 75,162	
E-commerce	32,852		16,110	
Net Sales as reported	$ 97,732		$ 91,272	

Reconciliation of Pro Forma to GAAP

NAVARRE
NASDAQ: NAVR

(In thousands)
(Unaudited)

	GAAP Information				Adjusted Pro Forma Information			
	Three Months Ended June 30,				Three Months Ended June 30,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales	$97,732		$91,272		$97,732		$91,272	
Gross profit (1)	10,270	10.5%	9,976	10.9%	10,531	10.8%	9,976	10.9%
Operating expenses (2)	13,729	14.0%	10,470	11.5%	10,374	10.6%	10,470	11.5%
Income (loss) from operations	(3,459)		(494)		157		(494)	
Other (expense), net	(358)		(336)		(358)		(336)	
Income (loss) before income tax	$ (3,817)		$ (830)		$ (201)		$ (830)	

	Three Months Ended June 30, 2013	2012
(1) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	$ 261	$ -
Total adjustments	$ 261	$ -
(2) Pro forma adjustments to operating expenses consist of the following:		
Transaction and transition costs	$ (3,355)	$ -
Total adjustments	$ (3,355)	$ -

Adjusted EBITDA Reconciliation

NAVARRE

NASDAQ: NAVR

NAVARRE CORPORATION
Supplemental Information
(In thousands)
(Unaudited)

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months June 30,	
	2013	2012
Net loss, as reported	$ (3,851)	$ (571)
Interest expense, net	380	95
Income tax expense (benefit)	34	(259)
Depreciation and amortization	2,027	814
Foreign translation loss (gain)	(12)	242
Share-based compensation	306	223
Transaction and transition costs	3,616	-
Adjusted EBITDA	$ 2,500	$ 544